VIRTUS KAR Capital Growth Series
SCHEDULE OF INVESTMENTS (Unaudited)
March 31, 2022
($ reported in thousands)
	Shares	Value
Common Stocks—98.2%
Communication Services—5.0%
Meta Platforms, Inc. Class A(1)	15,091	$ 3,356
Netflix, Inc.(1)	18,023	6,751
ZoomInfo Technologies, Inc. Class A(1)	54,069	3,230
		13,337

Consumer Discretionary—21.2%
Airbnb, Inc. Class A(1)	34,147	5,865
Amazon.com, Inc.(1)	7,569	24,675
Home Depot, Inc. (The)	12,857	3,848
Marriott International, Inc. Class A(1)	32,382	5,691
MercadoLibre, Inc.(1)	4,889	5,815
NIKE, Inc. Class B	55,701	7,495
Ross Stores, Inc.	36,034	3,260
		56,649

Consumer Staples—5.7%
Estee Lauder Cos., Inc. (The) Class A	11,517	3,136
McCormick & Co., Inc. Non-voting Shares	41,101	4,102
Monster Beverage Corp.(1)	43,935	3,511
Procter & Gamble Co. (The)	29,976	4,580
		15,329

Financials—6.4%
Bank of America Corp.	148,305	6,113
CME Group, Inc. Class A	17,909	4,260
MarketAxess Holdings, Inc.	9,805	3,335
Progressive Corp. (The)	29,491	3,362
		17,070

Health Care—6.5%
Danaher Corp.	24,218	7,104
HealthEquity, Inc.(1)	27,591	1,861
Zoetis, Inc. Class A	44,259	8,347
		17,312

Industrials—8.2%
CoStar Group, Inc.(1)	69,580	4,635
Equifax, Inc.	17,706	4,198
Fair Isaac Corp.(1)	7,323	3,416
Roper Technologies, Inc.	11,345	5,358
Uber Technologies, Inc.(1)	118,646	4,233
		21,840

Information Technology—44.1%
Accenture plc Class A	16,408	5,533
Amphenol Corp. Class A	101,477	7,646
	Shares	Value

Information Technology—continued
Avalara, Inc.(1)	58,622	$ 5,834
Bill.com Holdings, Inc.(1)	95,081	21,563
Block, Inc. Class A(1)	20,611	2,795
DocuSign, Inc.(1)	21,960	2,352
Duck Creek Technologies, Inc.(1)	151,270	3,346
MongoDB, Inc. Class A(1)	9,757	4,328
NVIDIA Corp.	89,658	24,464
Paycom Software, Inc.(1)	28,294	9,801
Snowflake, Inc. Class A(1)	14,777	3,386
Trade Desk, Inc. (The) Class A(1)	93,980	6,508
Visa, Inc. Class A	59,221	13,134
Workday, Inc. Class A(1)	29,099	6,968
		117,658

Materials—1.1%
Ecolab, Inc.	16,795	2,965
Total Common Stocks (Identified Cost $91,390)		262,160

Total Long-Term Investments—98.2% (Identified Cost $91,390)		262,160

Short-Term Investment—1.8%
Money Market Mutual Fund—1.8%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.194%)(2)	4,818,092	4,818
Total Short-Term Investment (Identified Cost $4,818)		4,818

TOTAL INVESTMENTS—100.0% (Identified Cost $96,208)		$266,978
Other assets and liabilities, net—(0.0)%		(11)
NET ASSETS—100.0%		$266,967

Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
See Notes to Schedule of Investments

VIRTUS KAR Capital Growth Series
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
March 31, 2022
($ reported in thousands)
The following table summarizes the market value of the Series’ investments as of March 31, 2022, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at March 31, 2022	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$262,160	$262,160
Money Market Mutual Fund	4,818	4,818
Total Investments	$266,978	$266,978
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at March 31, 2022.
There were no transfers into or out of Level 3 related to securities held at March 31, 2022.
See Notes to Schedule of Investments

VIRTUS KAR CAPITAL GROWTH SERIES
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
March 31, 2022
Note 1. Security Valuation
The Series utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Series’ policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Series’ major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Series calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Series fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options, that are actively traded are valued at the last posted settlement price from the exchange where they are principally traded and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Series’ net assets by each major security type is disclosed at the end of the Schedule of Investments for the Series. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Series’ most recent semi or annual report.
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